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PRT GROUP  INC.


PRT




CUSIP 693579 10 4



INCORPORATED UNDER THE LAWS

OF THE STATE OF DELAWARE



SEE REVERSE FOR

 CERTAIN DEFINITIONS


THIS CERTIFIES  THAT



is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.001 PER SHARE OF


PRT GROUP  INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

   This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


SECRETARY


PRESIDENT


COUNTERSIGNED AND REGISTERED:

CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

(NEW YORK, N.Y.)

TRANSFER AGENT

AND REGISTRAR

BY

AUTHORIZED OFFICER

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THE CORPORATION WILL FURNISH  WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS
OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.


  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -  as tenants in common

  TEN ENT  - as tenants by the entireties

  JT TEN       - as  joint  tenants  with  right  of

           survivorship and not as tenants

                    in common



UNIF GIFT MIN ACT A   Custodian

            (Cust)            (Minor)

                      under Uniform Gifts to Minors

                                      Act

                 (State)


Additional abbreviations may also be used though not in the above list.



 FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto



PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE









(PLEASE PRINT  OR TYPEWRITE NAME   AND ADDRESS, INCLUDING  ZIP CODE, OF
ASSIGNEE)





  Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

  Attorney

to transfer the said shares on the books of the within named Company with full power of substitution in the premises.


Dated



THE SIGNATURE TO THE ASSIGNMENT FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A MEMBER OF THE MEDALLION STAMP PROGRAM.